UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K/A
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2015

CrossClick Media, Inc.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)

333-165692	47-1771976
(Commission File Number)	(IRS Employer Identification No.)

8275 S. Eastern Avenue, Suite 200-661 Las Vegas, NV	89123
(Address of principal executive offices)	(Zip Code)

(702) 930-9255
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment is being filed to change incorrect wording in the disclosure listed under Item 4.01 in the Form 8-K filed on November 19, 2015. The language stated that the audit firm of Zwick & Banyai, PLLC would be preparing and providing the Company’s financial statements. The correct language now states that Zwick & Banyai, PLLC will be reviewing the Company’s financial statements.

Item 3.02 Unregistered Sales of Equity Securities.

On October 1, 2015, the Company entered into a Revolving Line of Credit with MCKEA Holdings, LLC, our largest shareholder. The Revolving Line of Credit allows for a loan of up to $100,000, with a Loan Fee of $5,000, resulting in a total potential loan amount of $105,000. The balance of the loan will accrue interest at a rate of 10% per annum, and is convertible into the Company’s common stock at a 50% discount of the 10-day VWAP prior to any conversion, upon the mutual agreement of the Company and MCKEA Holdings, LLC. Each amount to be loaned may be requested by the Company and is subject to the approval of MCKEA Holdings, LLC. MCKEA Holdings, LLC is a related party as the controlling shareholder of the Company and with one officer a member of MCKEA Holdings, LLC.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective November 5, 2015, the Board of Directors notified KLJ & Associates, LLP that they were dismissed as the Company’s Independent Registered Public Accounting Firm. During the Registrant’s last fiscal year- ended December 31, 2014, and the subsequent period through dismissal on November 5, 2015, there were (i) no disagreements with KLJ & Associates, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The report of KLJ & Associates, LLP regarding the Company’s financial statements for the fiscal year ended December 31, 2014 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of KLJ & Associates, LLP on the Company’s financial statements for the fiscal year ended December 31, 2014 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

The Registrant provided KLJ & Associates, LLP with a copy of the disclosures made in this Current Report on Form 8-K on November 16, 2015, and requested that KLJ & Associates, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by KLJ & Associates, LLP is attached as Exhibit 16.

On November 5, 2015 the Registrant engaged Zwick & Banyai, PLLC as the Registrant’s new independent registered public accounting firm. The appointment of Zwick & Banyai, PLLC was approved by the Board of Directors of the Company. Zwick & Banyai, PLLC will be  reviewing the financial statements that are to be included in the Quarterly Report for the period ended March 31, 2015, June 30, 2015, and September 30, 2015. Zwick & Banyai, PLLC did not prepare or provide any financial reports for the year ended December 31, 2014. Neither the Company, nor any person on behalf of the Company, consulted with Zwick & Banyai, PLLC during the Company’s two most recent fiscal years or the subsequent interim period prior to the engagement of Zwick & Banyai, PLLC and the dismissal of KLJ & Associates, LLP.

9.01 Exhibits

Exhibit Number	Description
10.1
Revolving Line of Credit with MCKEA Holdings, LLC (incorporated by reference to Exhibit 10.1 of our Form 8-K (File No. 000-55110) filed with the Securities and Exchange Commission on November 19, 2015)

16	Letter from KLJ & Associates, LLP((incorporated by reference to Exhibit 16 of our Form 8-K (File No. 000-55110) filed with the Securities and Exchange Commission on November 19, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSCLICK MEDIA, INC.

Date: November 7, 2016	/s/ Gary R. Gottlieb Gary R. Gottlieb Corporate Secretary